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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): SEPTEMBER 14, 2000


                                    IMP, INC.

             (Exact name of registrant as specified in its charter)

                                     0-15858

                            (Commission File Number)

         DELAWARE                                       94-2722142
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
      incorporation)

                             2830 NORTH FIRST STREET
                               SAN JOSE, CA 95134
             (Address of principal executive offices, with zip code)

                                 (408) 432-9100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

New independent accountants: The Board of Directors of IMP, Inc. approved the appointment of KPMG LLP as the Company's new independent accountants as of September 14, 2000. During the Company's two most recent fiscal years and through this date, neither the Company nor anyone else on its behalf has consulted KPMG LLP regarding any financial accounting issue or matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this item, or a reportable event set forth in Item 304(a)(1)(v) of Regulation S-K.

Such matters which arose between IMP, Inc. and PriceWaterhouseCoopers LLP (the Company's previous independent accountants) during the Company's two most recent fiscal years and through this date are set forth in the Company's 8-K dated August 8, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IMP, INC.

Date:  OCTOBER 13, 2000           By: /s/ SUGRIBA READY
                                     ----------------------
                                     SUGRIBA READY
                                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

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